UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2010
CONSULIER ENGINEERING, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-17756	59-2556878

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2391 Old Dixie Highway
Riviera Beach, Florida 33404

(Address of Principal Executive Offices)
(561) 842-2492

(Registrant’s telephone number, including area code)
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
Although the Company is not required to file reports with the Securities and Exchange Commission under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, the Company hereby voluntarily files unaudited consolidated financial statements for the six months ended June 30, 2010.

Exhibit No.	Description

99.1	Unaudited consolidated financial statements for the six months ended June 30, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2010	/s/ Warren B. Mosler
Warren B. Mosler, President

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